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                                                                    EXHIBIT 23.4


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 26, 2004, with respect to the financial statements of HealthScribe, Inc. included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-132641) and related Prospectus of Spheris Inc.


                                        /s/ Ernst & Young LLP


McLean, VA
April 19, 2006